Exhibit 10.22

AMENDMENT OF LEASE

This agreement (“Agreement”), made as of this 2nd day of March, 2007, between 60 HUDSON OWNER LLC (successor to Westport Communications LLC and Hudson Telegraph Associates, L.P., formerly known as Hudson Telegraph Associates), a Delaware limited liability company, having an address c/o Williams Real Estate Co. Inc., 380 Madison Avenue, New York, New York 10017-2513 (“Landlord”) and FIBERNET EQUAL ACCESS, LLC, a New York limited liability company, having an address at 570 Lexington Avenue, New York, New York 10022 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are the present parties to an agreement of lease dated as of April 1, 2001 (“Original Lease”), as thereafter amended on numerous occasions (collectively, “Existing Lease”), pursuant to which Landlord now leases to Tenant and Tenant now leases from Landlord portions of the ground floor and basement, as more particularly described in the Existing Lease, in Landlord’s building known as 60 Hudson Street, New York, New York; and

WHEREAS, Landlord and Tenant wish to further amend the Existing Lease as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, Landlord and Tenant agree that the Existing Lease is hereby further amended as follows:

1. All terms contained in this Agreement shall, for the purposes hereof, have the same meanings ascribed to them in the Existing Lease unless otherwise defined herein. As used herein, the term “Lease” shall mean the Existing Lease, as amended by this Agreement and as the same may be hereafter amended.

2. (A) Pursuant to paragraph 5 (“Paragraph 5”) of an amendment to the Existing Lease, dated April 1, 2003 (“2003 Amendment”), the present Security Deposit is $4,350,000.00. Landlord and Tenant agree that Tenant has satisfied a number (but not all) of the conditions precedent to the reduction in the Security Deposit provided for in the 2003 Amendment.

(B) Accordingly, Landlord and Tenant hereby agree that the 2003 Amendment hereby is further modified as follows:

(i) Simultaneously herewith, the Security Deposit will be reduced from $4,350,000.00 to $3,950,000.00 and Landlord shall accept an amendment to the Letter of Credit presently constituting the Security Deposit (in form and substance reasonably satisfactory to Landlord) effecting such reduction; and

(ii) Provided that, for the period from March 1, 2007 through August 31, 2008 (“Payment Period”), (a) Tenant pays all monthly installments of Fixed Rent (without requirement of notice of failure to do so from Landlord) on or before the twentieth (20th) day of the applicable month, (b) Tenant pays all installments and/or amounts of additional rent (without the requirement of notice of failure to do so from Landlord) within thirty (30) days after the same is due pursuant to the applicable provisions of the Existing Lease, and (c) at no time during the Payment Period shall Tenant have been in material non-monetary default under the Lease after notice and expiration of the applicable grace period, then, from and after September 1, 2008, the Security Deposit shall be reduced to $3,500,000.00 and, at any time after such date, Landlord shall accept an amendment to the Letter of Credit presently constituting the Security Deposit (in form and substance reasonably satisfactory to Landlord) effecting such reduction.

(iii) In no event shall the Security Deposit be reduced below $3,500,000.00.

3. Landlord and Tenant agree that no broker brought about this Agreement.

4. This Agreement may not be changed orally, but only by a writing signed by the party against whom enforcement thereof is sought.

5. The submission of this Agreement to Tenant shall not constitute an offer by Landlord to execute and exchange this Agreement with Tenant and is made subject to Landlord’s acceptance, execution and delivery thereof.

6. Except as hereby modified, the Existing Lease shall remain in full force and effect and hereby is ratified, confirmed and approved.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

60 HUDSON OWNER LLC

By:	HUDSON TELEGRAPH ASSOCIATES, L.P., its managing member

	By:	Sixty Hudson Management LLC, general partner

By:
Name:
Manager

FIBERNET EQUAL ACCESS, LLC

By:
Name:
Title:

By its execution below, the undersigned acknowledges its agreement to be bound by this Agreement and the Existing Lease jointly and severally with Tenant.
FIBERNET TELECOM GROUP, INC.

By:
Name:
Title: